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                                                                 EXHIBIT 10.8(b)

                                AMENDMENT NO. 1
                                     TO THE
                    PATENT AND TECHNOLOGY LICENSE AGREEMENT


     This is AMENDMENT NO. 1 effective this 1st day of September, 1996, ("EFFECTIVE AMENDMENT NO. 1 DATE") to the Patent and Technology License Agreement dated July 20, 1994 (hereinafter referred to as the "AGREEMENT"), by and between THE UNIVERSITY OF TEXAS M.D. ANDERSON CANCER CENTER (hereinafter referred to as "MDA"), located at Houston, Texas, and which is a component institution of THE UNIVERSITY OF TEXAS SYSTEM (hereinafter referred to as "SYSTEM") which is governed by a BOARD OF REGENTS (hereinafter referred to as "BOARD") and INTROGEN THERAPEUTICS, INC., located at 301 Congress Avenue, Suite 1850, Austin, Texas 78701 (hereinafter referred to as "LICENSEE").


                                    RECITALS

A. BOARD is the owner of the PATENT AND TECHNOLOGY RIGHTS of the invention(s) listed in ATTACHMENT A hereto ("INVENTION(s)").

B. LICENSEE is a company interested in the development and commercialization of new technologies directed to the treatment of cancer, and other threatening diseases, to which end LICENSEE, MDA and BOARD entered into the AGREEMENT noted hereinabove.

C. LICENSEE wishes to add the INVENTION(s) to its rights and obligations under the AGREEMENT.

D. BOARD wishes to grant LICENSEE rights to the INVENTION(s) under the AGREEMENT to promote its practical development for the benefit of the MDA's patients and for the benefit of the people of the state of Texas.

E. The definitions set forth in the AGREEMENT shall apply in this AMENDMENT NO. 1, except to the extent that a definition herein is specific to this AMENDMENT NO. 1.

NOW, THEREFORE, in consideration for the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereby agree to the following:



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                                 AMENDED TERMS

1. Attachment A to the AGREEMENT is hereby amended by adding to the LICENSED SUBJECT MATTER thereof the INVENTION(s) listed in Schedule A of this Amendment.


2. In addition to the reimbursements for patent expenses provided for under the AGREEMENT and all other amendments thereto, LICENSEE shall reimburse MDA within thirty (30) days of the EFFECTIVE DATE of this AMENDMENT NO. 1 for all outstanding and unreimbursed patent expenses related to the INVENTION(s) and shall further reimburse MDA for all future and continuing patent expenses for the INVENTION(s) pursuant to Article 4.1(a) of the AGREEMENT for the term of the AGREEMENT, pursuant to invoicing by MDA.


     OTHERWISE, the terms and provisions of the original AGREEMENT thereto shall remain in full force and effect, provided, however, that in the event of a conflict in the terms and conditions between this AMENDMENT NO. 1 and the AGREEMENT, the terms and conditions of the AGREEMENT shall prevail.

     IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THEIR DULY AUTHORIZED REPRESENTATIVES TO EXECUTE THIS AMENDMENT NO. 1.

THE UNIVERSITY OF TEXAS                      BOARD OF REGENTS OF THE
M.D. ANDERSON CANCER CENTER                  UNIVERSITY OF TEXAS SYSTEM

By: /s/ DAVID J. BACHRACH                    By: /s/ CHARLES B. MULLINS, M.D.
   --------------------------                   --------------------------------
     David J. Bachrach                            Charles B. Mullins, M.D.
     Executive Vice President                     Chancellor
     for Administration and Finance

APPROVED AS TO CONTENT                        APPROVED AS TO FORM

By: /s/ WILLIAM J. DOTY                       By: /s/ DUDLEY R. DOBIE, JR.
   --------------------------                    ------------------------------
     William J. Doty                              Dudley R. Dobie, Jr.
     Director, Technology Development             Manager, Intellectual Property

INTROGEN THERAPEUTICS, INC.

By: /s/ DAVID G. NANCE
   --------------------------
     David G. Nance
     President


     [*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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                                   SCHEDULE A

Patent and Technology rights for U.S. and Foreign Patent Application entitled:

                                      [*]

    [*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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